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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  June 6, 2000

             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of Registrant as Specified in Its Charter)

            Ohio                          1-6249                 34-6513657
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

      551 Fifth Avenue, Suite 1416
          New York, New York                                   10176-1499
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   (Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code:          (212) 905-1104
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Former Name or Former Address, if Changed Since Last Report.




Total number of pages in report: 3
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ITEM 5.  OTHER EVENTS

         On June 1, 2000, the Registrant issued a press release announcing that the previously announced asset management agreement between First Union and Radiant Partners, LLC became effective and that First Union became an externally managed REIT.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statements of Businesses Acquired

                  Not applicable

         b.       Pro Forma Financial Information

                  Not applicable

         c.       Exhibits

                  99.1 Press release dated June 1, 2000 regarding announcement of externally managed status.
                  99.2 Amendment to Asset Management Agreement executed May 31, 2000, with Radiant Partners, LLC.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                First Union Real Estate Equity
                                                   and Mortgage Investments
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                                                         (Registrant)


Date:  June 6, 2000                             By: /S/ Brenda J. Mixson
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                                                        Brenda J. Mixson
                                                        Chief Financial Officer